SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2001

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E.
Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

      In connection with the registrant’s Registration Statement on Form S-3 (File No. 333-08369), on January 29, 2001, the registrant established a Medium-Term Note program for its UPS Notes with maturities of 9 months or more from date of issue (“UPS Notes”). The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the Selling Agent Agreement and the form of UPS Note to be used in connection with such program.

(c) Exhibits
1.1	Selling Agent Agreement dated January 29, 2001, among the registrant, ABN AMRO Incorporated, Charles Schwab & Co., Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Salomon Smith Barney Inc., and Loop Capital Markets.

4.1	Form of UPS Note.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2001	UNITED PARCEL SERVICE, INC.

By: /s/ Joseph R. Moderow

Name: Joseph R. Moderow Title:

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EXHIBIT INDEX

Exhibit No.	Document

1.1	Selling Agent Agreement dated January 29, 2001, among the registrant, ABN AMRO Incorporated, Charles Schwab & Co., Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Salomon Smith Barney Inc., and Loop Capital Markets.

4.1	Form of UPS Note.

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